Exhibit 99.1

FORM HOLDINGS ACQUIRES EXCALIBUR INTEGRATED SYSTEMS INC.

Acquisition Expands Group Mobile's Services Division with East Coast Hub and Adds Marquee Customers

Rodger Jenkins Joins as Chief Strategy Officer of Group Mobile

CHANDLER, AZ – February 3, 2017 - FORM Holdings Corp. ("FORM") (NASDAQ: FH), a diversified holding company, today announced that it has acquired Excalibur Integrated Systems as a bolt on to its Group Mobile subsidiary.

Excalibur Integrated Systems is an end-to-end solutions provider of mobile hardware devices, wireless network security, data networking, mobile solutions application development and software solutions. Excalibur designs, installs, integrates and implements a broad range of flexible technologies.

In 2016, Excalibur was profitable, generating over $5 million in revenue. Excalibur's clients include Shaw Industries Group, Nissan Motor Corporation, MAHLE Corporation, Eastman Chemical, Husqvarna Group, VT Engineering and Camping World.

"We expect that the acquisition of Excalibur will propel the expansion of Group Mobile's reach in the rugged and semi-rugged computing peripheral and services sector. In the 15 months since acquiring Group Mobile, we have assessed several potential acquisitions. Excalibur's services capabilities, alongside its reputation built on long standing relationships and repeat business from many of the leading domestic industrial manufacturing organizations, makes it a unique player in the sector. We believe this acquisition will accelerate growth at a consolidated level, driven by greater scale and numerous synergies. We look forward to Rodger Jenkins and his team joining us," said Andrew Perlman, Chief Executive Officer of FORM Holdings Corp.

"We are thrilled to announce this transaction with Group Mobile," said Rodger Jenkins, President and Chief Executive Officer of Excalibur Integrated Systems, "Since inception, it has been our mission to provide powerful solutions and systems to our customers. We look forward to leveraging Group Mobile's resources to execute on opportunities that will enable us to further grow our business by continuing to deliver top-of-the-line products and services to our clients," Mr. Jenkins continued.

"For more than 15 years, I have had a close working relationship with Excalibur and Rodger Jenkins. I have become very familiar with the organization's industry leading standards and am honored to work in partnership moving forward. Our goals moving forward are tightly aligned at this exciting time for the company," said Darin White, President Group Mobile.

Rodger Jenkins is a 35-year industry veteran and has served on the industry advisory boards of Motorola and Honeywell. He joins Group Mobile as Chief Strategy Officer.

Under the terms of the agreement, Excalibur shareholders will receive 888,573 shares of FORM Holdings common stock. In addition, Excalibur shareholders are eligible to receive potential earnout payments to be more fully described in FORM Holdings’ Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

About Excalibur Integrated Systems

Excalibur Integrated Systems has grown to become a leading industry expert in wireless network security, data networking, telephony, and mobile application development and software solutions. Excalibur designs, installs, integrates and implements a broad range of flexible technology from strategic partnerships with Motorola, Extreme Networks, Aerohive Networks, Honeywell, LANDesk and Aruba Networks as customized, turnkey solutions for its clients.

About Group Mobile

Group Mobile, a wholly-owned subsidiary of Form Holdings Corp. (NASDAQ: FH), headquartered in Phoenix, AZ, serves customers world-wide. Group Mobile is a growing and innovative full end-to-end solution provider of rugged mobile hardware, lifecycle services, system integration, hardware service support, pre-and post-deployment, break-fix, warranty repair, customer support helpdesk and more — all constructed to solve pressing problems and ensure our customers are receiving exceptional value, return on investment and a trusted long-lasting partnership. Group Mobile has mastered the true challenges of mobility through understanding the key elements required for a successful mobile deployment — hardware, connectivity, data and customer back-end network infrastructures. Visit, www.groupmobile.com

About FORM Holdings Corp.

FORM Holdings Corp. (NASDAQ: FH) is a publicly held diversified holding company that specializes in identifying, investing in and developing companies with superior growth potential. FORM's current holdings include XpresSpa, Group Mobile, FLI Charge, Infomedia and intellectual property assets. XpresSpa is the world's largest airport spa company with 52 locations across 24 major airports. Group Mobile is a provider of rugged, mobile and field-use computing products, serving customers worldwide. FLI Charge designs, develops, licenses, manufactures and markets wireless conductive power and charging solutions. Infomedia is a leading provider of customer relationship management and monetization technologies to mobile carriers and device manufacturers. FORM Holdings' intellectual property division is engaged in the development and monetization of intellectual property. To learn more about Form Holdings Corp., visit: www.FormHoldings.com.

Forward-Looking Statements

This press release includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Statements in this press release regarding the acquisition of Excalibur Integrated Systems; the potential of FORM's business after the acquisition; the ability to raise capital to fund operations and business plan; market acceptance of FORM products; the collective ability to protect intellectual property rights; competition from other providers and products; and any other statements about FORM's management team’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: the inability to realize the potential value created by the acquisition for FORM's stockholders; FORM's inability to maintain the listing of its securities on the Nasdaq Capital Market; the potential lack of market acceptance of FORM's products; FORM's inability to monetize and recoup FORM's investment with respect to assets and other businesses that that were acquired or will be acquired in the future; general economic conditions and level of information technology and consumer electronics spending; unexpected trends in the mobile phone and telecom computing industries; the potential loss of one or more of FORM's significant Original Equipment Manufacturer ("OEM") suppliers; market acceptance, quality, pricing, availability and useful life of FORM's products and services, as well as the mix of FORM's products and services sold; potential competition from other providers and products; FORM's inability to license and monetize FORM's patents, including the outcome of litigation; FORM's inability to develop and introduce new products and/or develop new intellectual property; FORM's inability to protect FORM's intellectual property rights; new legislation, regulations or court rulings related to enforcing patents, that could harm FORM's business and operating results; FORM's inability to retain key members of its management team; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including FORM's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 10, 2016. FORM expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

FORM Holdings

212-309-7549
info@FORMHoldings.com